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                                                                   Exhibit 10.26

                         Intermedia Communications Inc.
                              3625 Queen Palm Drive
                              Tampa, Florida 33619



                                                     January 24, 2000



Digex, Incorporated
One Digex Plaza
Beltsville, Maryland  20705

Ladies and Gentlemen:

     In connection with the proposed public offering and sale (the "Offering")
                                                                    --------
of Class A Common Stock, par value $.01 per share, of Digex, Incorporated

("Digex") by Digex and Intermedia Communications Inc., as a selling stockholder
  -----
("Intermedia"), as reflected in the registration statement on Form S-1 filed
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with the Securities and Exchange Commission on January 18, 2000 (File #333-
94857), and any amendments thereto (the "Registration Statement"), Intermedia
                                         ----------------------
and Digex wish to confirm their understanding as set forth in this letter.

1. Digex and Intermedia each hereby agrees to allocate and pay the fees and expenses associated with and arising from the Offering in proportion to the number of shares of Class A Common Stock to be sold by each of them in the Offering. Such fees and expenses shall include, without limitation, those incurred in connection with (a) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including all exhibits thereto), any preliminary prospectus or prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of Digex's accountants and counsel), (b) the issuance, transfer and delivery of the Shares to the underwriters of the Offering (the "Underwriters"), including any transfer
                                        ------------
     or other taxes payable thereon, (c) the qualification of the shares of Class A Common Stock to be sold in the Offering (the "Shares") under state
                                                           ------
     or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Memorandum" and the fees of counsel in connection therewith and such counsel's disbursements in relation thereto, (d) listing of the Shares for quotation on the Nasdaq National Market System, (e) filing fees of the Securities and Exchange
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Digex, Incorporated
Page 2



     Commission and the NASD, (f) the cost of printing certificates representing the Shares, (g) the cost and charges of any transfer agent or registrar and
     (h) all costs and expenses of the Underwriters payable by Digex and/or Intermedia pursuant to the underwriting agreement for the Offering.

2. With respect to any joint or several indemnification or contribution obligation of either Digex or Intermedia or any other losses, claims, damages or liabilities of either Digex or Intermedia (collectively

     "Damages") arising out of, or in any manner relating to or resulting from
      -------
     the Offering, Digex and Intermedia each hereby agrees to allocate and pay such Damages in proportion to the number of shares of Class A Common Stock to be sold by each of them in the Offering.

     Please confirm your understanding and acceptance of the foregoing by signing in the space provided below.

                         Very truly yours,

                         INTERMEDIA COMMUNICATIONS INC.


                         By: /s/ DAVID C. RUBERG
                             -------------------
                             Name: David C. Ruberg
                             Title: President and CEO



Agreed and Accepted
this 24/th/ day of January 2000

DIGEX, INCORPORATED


By: /s/ MARK K. SHULL
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    Name: Mark K. Shull
    Title: President and CEO